SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006


                      U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


       Texas                      0-13928                  74-1598370
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  (State of other juris-        (Commission                IRS Employer
 diction of incorporation)      File Number)             Identification No.)


    7900 Callaghan Road, San Antonio, Texas                 78229
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 210-308-1234



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       (Former name or former address, if changed since last report)



Item 2.02. Results of Operations and Financial Condition.

On February 14, 2006, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for its second fiscal quarter of the fiscal year ending June 30, 2006. A copy of the press release is attached and being furnished as Exhibit 99.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    U.S. Global Investors, Inc.




                                                   By:/s/ Susan B. McGee
                                                      ------------------------
                                                      Susan B. McGee
                                                      President/General Counsel

Dated:   February 14, 2006